                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                              DIGITAL ORIGIN, INC.
        ------------------------------------------------------------
                             (FORMERLY RADIUS INC.)
             (Exact name of registrant as specified in its charter)

                                   California
        ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

   0-18690                                              68-0101300
-------------                                       ------------------
(Commission                                         (IRS Employer
 File Number)                                       Identification No.)

             460 E. Middlefield Road, Mountain View, CA 94043
        ------------------------------------------------------------
                     (Address of principal executive
                      offices, including zip code)

       Registrant's telephone number, including area code: (650) 404-6000
                                                           --------------

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 17, 1999, the Company completed the sale (the "Disposition") of its monitor and color publishing business (the "Display Business") to Korea Data Systems America, Inc. ("KDS"). In connection with this transaction, the Company received the sum of $1.0 million which represents the prepayment of the final three installment payments on the promissory note related to the license agreement. The Company expects to use such proceeds for working capital purposes. As of May 17, 1999, the balance due on the note was $700,000 payable through July 1999. Reference is made to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 and the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 1998 and March 31, 1999 for a further description of the Display Business transaction.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION .

         The following Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999, and the Unaudited Pro Forma Consolidated Statements of Operations for the six month period ended March 31, 1999 and for the twelve months ended September 30, 1998 give effect to the Disposition of the Company's Display Business. The Disposition transaction was completed on May 17, 1999.

         The adjustments related to the Pro Forma Consolidated Balance Sheet assume the Disposition was consummated at March 31, 1999 and reflect the receipt of $1.0 million which represents the prepayment of the final three installment payments on the promissory note from KDS, and the elimination of the related deferred income under the license agreement.

         The adjustments to the Pro Forma Consolidated Statements of Operations for the six months ended March 31, 1999 and the twelve months ended September 30, 1998 assume the Disposition was consummated at the beginning of the period presented and reflect the elimination of net revenue, cost of sales, operating expenses, and income from the license agreement related to the Display Business.

         The pro forma financial information does not purport to be indicative of the results of operations that would actually have been reported had the transactions underlying the pro forma adjustments actually been consummated on such dates or of the results of operations that may be reported by the Company in the future.

(c)      EXHIBITS

         10.01 Amended and Restated License Agreement dated as of August 7, 1998 between Korea Data Systems America, Inc. and the Registrant. *

         10.02 Asset Purchase Agreement dated as of August 7, 1998 between Korea Data Systems America, Inc. and the Registrant. *

         10.03 Supplement to the License and Asset Purchase Agreement dated December 4, 1998 between Korea Data Systems America, Inc. and the Registrant. *

         -----------
         * Previously filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998.


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

                                     DIGITAL ORIGIN, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                        MARCH 31, 1999
                                        (in thousands)


                                                                             DIGITAL ORIGIN,         PRO FORMA           TOTAL
                                                                                   INC.             ADJUSTMENTS           AS
                                                                                                                        ADJUSTED
                                                                             -----------------    ----------------     ------------
ASSETS:
Current assets:
   Cash                                                                      $       1,814                  1,000  (A) $    2,814
   Accounts receivable, net                                                            871                                    871
   Note receivable from Korea Data Systems America, Inc.                             2,400                 (1,000) (A)      1,400
   Inventories                                                                         408                                    408
   Prepaid expenses and other current assets                                            65                                     65
                                                                             -----------------    ----------------     ------------
         Total current assets                                                        5,558                      -           5,558
Property and equipment, net                                                             64                                     64
Purchased technology                                                                   150                                    150
                                                                             -----------------    ----------------     ------------
                                                                             $       5,772                      -      $    5,772
                                                                             =================    ================     ============

LIABILITIES AND SHAREHOLDERS' EQUITY (net capital deficiency):
Current liabilities:
   Accounts payable                                                          $       1,728                             $    1,728
   Accrued payroll and related expenses                                                446                                    446
   Other accrued liabilities                                                         1,169                                  1,169
   Deferred income                                                                   2,461                (1,000)  (A)      1,461
   Accrued income taxes                                                              1,101                                  1,101
                                                                             -----------------    ----------------     ------------
         Total current liabilities                                                   6,905                (1,000)           5,905
Shareholders' equity (net capital deficiency):
   Common stock                                                                    169,177                                169,177
   Accumulated deficit                                                           (170,310)                  1,000  (A)  (169,310)
                                                                             -----------------    ----------------     ------------
         Total shareholders' equity (net capital deficiency)                       (1,133)                  1,000           (133)
                                                                             -----------------    ----------------     ------------
                                                                             $       5,772                      -      $    5,772
                                                                             =================    ================     ============


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

                              DIGITAL ORIGIN, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1999
                      (in thousands, except per share data)


                                                                                DIGITAL           PRO FORMA              TOTAL
                                                                              ORIGIN, INC        ADJUSTMENTS          AS ADJUSTED
                                                                            ----------------    ---------------      -------------
Net sales                                                                   $      5,417                             $     5,417
Commissions and royalties                                                             50                                      50
                                                                            ----------------                         -------------
         Total net sales                                                           5,467                                   5,467

Cost of sales                                                                      2,110                                   2,110
                                                                            ----------------                         -------------
         Gross profit                                                              3,357                                   3,357
                                                                            ----------------                         -------------

Operating expenses:
   Research and development                                                        1,289                                   1,289
   Selling, general and administrative                                             3,392                                   3,392
                                                                            ----------------                         -------------
         Total operating expenses                                                  4,681                                   4,681

Loss from operations                                                             (1,324)                                 (1,324)

Other income, net                                                                  5,254               (2,085)  (B)        3,169
Interest expense                                                                    (55)                    55  (C)            -
                                                                            ----------------    ---------------      -------------
Income before income taxes                                                         3,875               (2,030)             1,845

Provision for income taxes                                                             -                                       -
                                                                            ----------------    ---------------      -------------
Net income                                                                  $      3,875        $      (2,030)       $     1,845
                                                                            ================    ===============      =============

Net income per share:

   Basic net income per share                                               $       0.70                             $      0.33
                                                                            ================                         =============

   Diluted net income per share                                             $       0.69                             $      0.33
                                                                            ================                         =============

Shares used in per share computations:

   Shares used in computing basic net income per share                             5,525                                   5,525
                                                                            ================                         =============

   Shares used in computing diluted net income per share                           5,643                                   5,643
                                                                            ================                         =============



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

                                        DIGITAL ORIGIN, INC.
                    UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                              (in thousands, except per share data)


                                                                DIGITAL             LESS:            LESS:             TOTAL
                                                              ORIGIN, INC          DISPLAY         INTEREST         AS ADJUSTED
                                                                                   BUSINESS
                                                             ---------------     -------------    -----------      -------------
Net sales                                                    $    14,564         $      8,447                      $     6,117
Commissions and royalties                                          1,104                  414                              690
                                                             ---------------     -------------                     -------------
         Total net sales                                          15,668                8,861                            6,807

Cost of sales                                                      9,921                6,612                            3,309
                                                             ---------------     -------------                     -------------
         Gross profit                                              5,747                2,249                            3,498
                                                             ---------------     -------------                     -------------
Operating expenses:
   Research and development                                        2,801                  688                            2,113
   Selling, general and administrative                             7,107                3,613                            3,494
                                                             ---------------     -------------                     -------------
         Total operating expenses                                  9,908                4,301                            5,607

Loss from operations                                             (4,161)              (2,052)                          (2,109)

Other income, net                                                 12,353                1,615                           10,738
Interest expense                                                   (459)                                 459  (C)            -
                                                             ---------------     -------------    -----------      -------------
Income (loss) before income taxes                                  7,733                (437)            459             8,629

Benefit from income taxes                                        (1,000)                                               (1,000)
                                                             ---------------     -------------    -----------      -------------
Net income (loss)                                            $     8,733         $      (437)     $      459       $     9,629
                                                             ===============     =============    ===========      =============

Net income per share:

   Basic net income per share                                $      1.58                                           $      1.74
                                                             ===============                                       =============

   Diluted net income per share                              $      1.57                                           $      1.73
                                                             ===============                                       =============

Shares used in per share computations:

   Shares used in computing basic net income per share             5,522                                                 5,522
                                                             ===============                                       =============

   Shares used in computing diluted net income per share           5,557                                                 5,557
                                                             ===============                                       =============

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

(A) Cash received as a prepayment of the final three installment payments on the promissory note from KDS and the elimination of the related deferred income under the license agreement.

(B) Reduction of other income related to the license agreement recorded for the six months ended March 31, 1999.

(C) Reduction of $55,000 and $459,000 in interest expense recorded by the Company during the six months ended March 31, 1999 and the twelve months ended September 30, 1998, respectively, to reflect the use of the proceeds to repay outstanding obligation under the Company's line of credit agreements.

 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 28, 1999

                                             DIGITAL ORIGIN, INC.

                                             By: /s/ Mary F. Bobel
                                                -------------------------------
                                                 Mary F. Bobel
                                                 Chief Financial Officer


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